 Exhibit 99.2

M A Z A R S
_____________________________________________________________________________________________________________________________________________________________________________________________
DENGE

TOUCH IT EDUCATION TECHNOLOGIES DIS TICARET
KOLLEKTIF SIRKETI
ANDREW STUART BRABIN VE ORTAGI
INDEPENDENT AUDITORS’ REPORT AND
FINANCIAL STATEMENTS AT
31 DECEMBER 2009,2008 AND 2007

DENGE BAGIMSIZ DENETIM SERBEST MUHASEBECI MALI MUSAVIRULIK A. S.
Hurriyer Moh. Dr. Cemil Bengu Cad. Hak is Merkezi No: 2 K: 1-2 Caglayan 34403 Kagithane / ISTANBUL
Tel: (0212) 296 51 00 {pbx} Fax: (0212) 296 51 99 • Tic.Sic.No: 262368-209940 • www.mazarsdenge.com.tr • denge@mazarsdenge.com.tr

M A Z A R S
_____________________________________________________________________________________________________________________________________________________________________________________________
DENGE

Independent Auditors’ Report

To the Shareholders of
Touch IT Education Technologies Dis Ticaret Kollektif Sirketi
Andrew Stuart Brabin ve Ortagi

We have audited the accompanying balance sheets of Touch IT Education Technologies Dis Ticaret Kollektif Sirketi Andrew Stuart Brabin ve Ortagi (“the Company”) as of December 31, 2009, 2008 and 2007, and the related statements of income, changes in equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Touch IT Education Technologies Dis Ticaret Kollektif Sirketi Andrew Stuart Brabin ve Ortagi as of December 31, 2009, 2008 and 2007, and the, results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Istanbul, 22 February 2010

DENGE BAGIMSIZ DENETIM SMMM A.S.

/s/ Moris Moreno
__________________
Moris Moreno

Partner

DENGE BAGIMSIZ DENETIM SERBEST MUHASEBECI MALI MUSAVIRULIK A. S.
Hurriyer Moh. Dr. Cemil Bengu Cad. Hak is Merkezi No: 2 K: 1-2 Caglayan 34403 Kagithane / ISTANBUL
Tel: (0212) 296 51 00 {pbx} Fax: (0212) 296 51 99 • Tic.Sic.No: 262368-209940 • www.mazarsdenge.com.tr • denge@mazarsdenge.com.tr

TOUCH IT EDUCATION TECHNOLOGIES DIS TICARET KOLLEKTIF SIRKETI
ANDREW STUART BRABIN VE ORTAGI
BALANCE SHEETS AT 31 DECEMBER 2009, 31 DECEMBER 2008 AND 2007
(Amounts expressed in US Dollars (USD) in full unless otherwise indicated)

	Notes	31.12.2009	31.12.2008	31.12.2007
CURRENT ASSETS
Cash and banks	4	2.204	14.656	7.613
Trade receivables	5	5.408	1.284	69.758
Due from related parties	6	130.594	333.876	60.726
Due from shareholders	6	—	12.258	—
Inventories	7	93.435	70.230	220.462
Other current assets	8	382	703	401
Total current assets		232.023	433.007	358.960
NON CURRENT ASSETS
Rights, net	9	14.976	23.468	31.961
Total non current assets		14.976	23.468	31.961
TOTAL ASSETS		246.999	456.475	390.921

CURRENT LIABILITIES
Trade payables	10	1.606	333.322	285.609
Due to related parties	6	19.924	—	—
Due to shareholders	6	28.816	13.969	24.200
Other current liabilities	11	49.103	19.627	644
Total current liabilities		99.449	366.918	310.453

NON CURRENT LIABILITIES
Reserve for retirement pay	12	1.041	314	—
Total non current liabilities		1.041	314	—

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY
Share capital	13	35.500	35.500	35.500
Retain earnings		53.743	7.749	—
Net income / (loss) for the period		57.266	45.994	44 968
Total shareholders’ equity		146.509	89.243	80.468
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY		246.999	456.475	390.921

The accompanying notes arc an integral pail of these statements.

TOUCH IT EDUCATION TECHNOLOGIES DIS TICARET KOLLEKTIF SIRKETI
ANDREW STUART BRABIN VE ORTAGI
STATEMENTS OF COMPREHENSIVE INCOME
FOR THE YEARS ENDED 31 DECEMBER 2009, 31 DECEMBER 2008 AND 2007
(Amounts expressed in US Dollars (USD) in full unless otherwise indicated)

	Notes	01.01.- 31.12.2009	01.01.- 31.12.2008	27.08.2007 (date of inception) 1.12.2007
NET SALES	14	777.033	1.653.764	613.334
COST OF SALES	15	(649.708)	(1.450.440)	(532.948)
Gross profit		127.305	203.324	80.386
SELLING EXPENSES	16	(24.562)	(87.859)	(26.423)
GENERAL AND ADMINISTRATIVE EXPENSES	17	(55.690)	(65.489)	(15.727)
Income from operations		47.053	49.976	38.236
OTHER INCOME AND EXPENSES, NET	18	12.077	520	(3.012)
FINANCIAL INCOME AND EXPENSES , NET	19	(2.172)	(2.327)	(354)
Income before taxation and currency translation gain/(loss)		56.958	48.369	34.870
TAXATION CHARGE	3
Taxation current		—	—	—
Deferred		—	—	—
CURRENCY TRANSLATION GAIN/(LOSS)		308	(2.375)	10.098
Net income/(Ioss) for the period		57.266	45.994	44.968
OTHER COMPREHENSIVE INCOME		—	—	—
Total comprehensive income		57.266	45.994	44.968

The accompanying notes are an integral part of these statements.

TOUCH IT EDUCATION TECHNOLOGIES DIS TICARET KOLLEKTIF SIRKETI
ANDREW STUART BRABIN VE ORTAGI
STATEMENTS OF CASH FLOW
FOR THE YEAR ENDED 31 DECEMBER 2009 AND 31 DECEMBER 2008

(Amounts expressed in US Dollars (USD) in full unless otherwise indicated)

	31.12.2009	31.12.2008

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	57.266	45.994
Adjustments to reconcile net income to net cash provided
By operating activities:
Provision for retirement pay	727	314
Depletion allowance	8.493	8.493
Changes in operating assets and liabilities
Trade receivables	(4.124)	68.474
Due from related parties	203.282	(273.150)
Due from shareholders	12.258	(12.258)
Inventories	(23.205)	150.232
Other current assets	321	(302)
Trade payables	(331.716)	47.713
Due to related parties	19.924	—
Due to shareholders	14.847	(10.231)
Other current liabilities	29.475	18.983
Net cash generated from (used for) operating activities	(12.452)	44.262

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends paid	—	(37.219)
Net cash (used for) provided from financing activities	—	(37.219)

CASH FLOWS FROM INVESTING ACTIVITIES
Net cash used for investing activities	—	—
NET INCREASE IN CASH AND CASH EQUIVALENTS	(12.452)	7.043
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	14.656	7.613
CASH AND CASH EQUIVALENTS AT END OF PERIOD	2.204	14.656

The accompanying notes are an integral part of these statements.

TOUCH IT EDUCATION TECHNOLOGIES DIS TICARET KOLLEKTIF SIRKETI
ANDREW STUART BRABIN VE ORTAGI
STATEMENTS OF CHANGES IN EQUITY
FOR THE YEARS ENDED 31 DECEMBER 2009, 31 DECEMBER 2008 AND 2007
(Amounts expressed in US Dollars (USD) in full unless otherwise indicated)

	Share Capital	Retain Earnings	Net income /(loss) for the Year	Total Shareholders’ Equity
Balance at 27.08.2007
(date of inception)	—	—	—	—

Additions	35.500	—	44.968	80.468

Balances at 31 December 2007	35.500	—	44.968	80.468

Share capital increase	—	—	—	—

Transfer to retain earnings	—	44.968	44.968	—

Dividend to Stockholders	—	(37.219)	—	(37.219)

Net income/(Ioss) for the period	—	—	45.994	45.994

Balances at 31 December 2008	35.500	7.749	45.994	89.243

Share capital increase	—	—	—	—

Transfer to retain earnings	—	45.994	(45.994)	—

Net income/(loss) for the period	—	—	57.266	57.266

Balances at 31 December 2009	35.500	53.743	57.266	146.509

The accompanying notes are an integral part of these statements.

TOUCH IT EDUCATION TECHNOLOGIES DIS TICARET KOLLEKTIF SIRKETI
ANDREW STUART BRABIN VE ORTAGI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED 31 DECEMBER 2009, 2008 AND 2007
(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

1. GENERAL INFORMATION

Nature of Activities of the Company:

Touch IT Education Technologies Dis Ticaret Kollektif Sirketi Andrew Stuart Brabin ve Ortagi, formerly RT Lojistik Dis Ticaret Kollektif Sirketi Recep Tamsman ve Ortagi; (referred as “Touch IT Education”) was established on August 27, 2007 with “Share Transfer of Open Company and Amendment Agreement”. Touch IT Education engages primarily in sales and purchases of the interactive writing board and all educational equipments.

Form of the Company:

The Company established as a form of partnership (kollektif sirket). In Turkey, partnership is the association of two or more persons who co-own a business for trading goods under a trade name. The co-owners have unlimited responsibility to their creditors. This form of companies does not have minimum capital requirements.

Average number of employees of the Company is stated as follows;

31.12.2009	31.12.2008	31.12.2007
3	3	1

2. IMPACT OF RECENTLY ISSUED ACCOUNTING STANDARDS

In January 2010, the FASB issued an amendment to ASC 820, “Fair Value Measurements and Disclosure”, to require reporting entities to separately disclose the amounts and business rationale for significant transfers in and out of Level 1 and Level 2 fair value measurements and separately present information regarding purchase, sale, issuance, and settlement of Level 3 fair value measures on a gross basis. This standard is effective for interim and annual reporting periods beginning after December 15, 2009 with the exception of disclosures regarding the purchase, sale, issuance, and settlement of Level 3 fair value measures which are effective for fiscal years beginning after December 15, 2010, its adoption will not have a material impact on the Company’s financial statements.

TOUCH IT EDUCATION TECHNOLOGIES DIS TICARET KOLLEKTIF SIRKETI
ANDREW STUART BRABIN VE ORTAGI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED 31 DECEMBER 2009, 2008 AND 2007
(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

3. SIGNIFICANT ACCOUNTING POLICIES:

3.1. Statement of compliance:

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”)

3.2. Basis of preparation:

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in U.S. dollars.

3.3. Basis of presentation financial statements :

The Company maintains its books of account and prepares its statutory financial statements in accordance with accounting principles in the Turkish Commercial Code and tax legislation. The accompanying financial statements are based on the statutory records, with adjustments and reclassifications, for the purpose of fair presentation in accordance with US GAAP.

3.4. Revenue recognition:

The company recognizes revenue when there is persuasive evidence of an arrangement, delivery has occurred or services are rendered, the sales price is determinable, and collectability is reasonably assured. Revenue typically is recognized at time of shipment. Sales are recorded net of discounts, rebates and returns.

3.5. Inventories:

Inventories are stated at the lower of cost or market. Costs, including an appropriate portion of fixed and variable overhead expenses, are assigned to inventories held by the method most appropriate to the particular class of inventory being valued on the weighted average basis.

TOUCH IT EDUCATION TECHNOLOGIES DIS TICARET KOLLEKTIF SIRKETI
ANDREW STUART BRABIN VE ORTAGI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED 31 DECEMBER 2009, 2008 AND 2007
(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

3.6. Taxation:

Partnerships (kollektif sirket) are incorporated body according to Turkish Commercial Code; however, partnerships are not recognized as an incorporated body by income tax act. This fact results in paying individual income tax by partnerships, instead of being subject to corporate income tax. Moreover, services rendered by the Company in free zone area is excluded from paying both value added tax and individual income tax. The Company has Operating Licence for the exemption of income tax which is taken from Undersecretariat of The Prime Ministry For Foreign Trade, numbered TRY-149 , dated 01.11.2001 and period of validation is 10 years.

3.7. Retirement pay provision

Under Turkish laws, lump sum payments are made to employees retiring or involuntarily leaving the Company. Such payments are considered as being part of defined retirement benefit plan.

The retirement benefit obligation recognized in the balance sheet represents the present value of the defined benefit obligation as adjusted for unrecognized actuarial gains and losses.

3.8. Foreign currency transactions

The Company’s functional and reporting currency is the United States dollar. Monetary assets and liabilities denominated in foreign currencies are translated, using the exchange rate prevailing at the balance sheet date. Non-monetary assets and liabilities denominated in foreign currencies are translated at rates of exchange in effect at the date of the transaction. Average monthly rates are used to translate income and expenses. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income.

TOUCH IT EDUCATION TECHNOLOGIES DIS TICARET KOLLEKTIF SIRKETI
ANDREW STUART BRABIN VE ORTAGI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED 31 DECEMBER 2009, 2008 AND 2007
(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

3.8. Foreign currency transactions (‘cont’d):

Following period rates are applicable as of 31 December 2009, 31 December 2008 and 2007;

	31.12.2009	31.12.2008	31.12.2007

USD	1.5057	1.5123	1.1647
EURO	2.1603	2.1408	2.7102
GBP	2.3892	2.1924	2.3259

	31.12.2009	31.12.2008	31.12.2007

Average USD	1.5454	1.2827	1.2992

3.9. Leasing - the Company as Lessee

Leases are classified as capital leases whenever the terms of the lease transfer substantially all the risks and rewards of ownership to the lessee. All other leases are classified as operating leases.

3.10. Financial Instruments

Pursuant to ASC 820, “Fair Value Measurements and Disclosures”, and ASC 825, “Financial Instruments”, an entity is required to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

TOUCH IT EDUCATION TECHNOLOGIES DIS TICARET KOLLEKT1F SIRKETI
ANDREW STUART BRABIN VE ORTAGI
NOTES TO FINANCIAL STATEMENTS
 FOR THE YEARS ENDED 31 DECEMBER 2009, 2008 AND 2007
(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

3.10. Financial Instruments (cont’d):

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Company’s financial instruments consist principally of cash, trade receivables and payables, borrowings and amounts due from and due to related parties. Pursuant to ASC 820, the fair value of cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets.

3.11. Cash and cash equivalents

Cash equivalents consist of highly liquid investments, which are readily convertible into cash, with original maturities of three months or less.

TOUCH IT EDUCATION TECHNOLOGIES DIS TICARET KOLLEKTIF SIRKETI
ANDREW STUART BRABIN VE ORTAGI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED 31 DECEMBER 2009, 2008 AND 2007
(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

(4) CASH AND CASH EQUIVALENTS:

For the years ended at 31 December 2009, 31 December 2008 and 2007 cash and cash equivalents comprised as follows;

	31.12.2009	31.12,2008	31.12.2007
Cash in hand	—	8,172	2,469
Banks	2,204	6,484	5,144

Total	2,204	14,656	7,613

(5) TRADE RECEIVABLES (net):

For the years ended 31 December 2009, 31 December 2008 and 2007 trade receivables, net comprised as follows;

	31.12.2009	31.12.2008	31.12.2007
Trade receivables	5,408	3,284	69,758

Total	5,408	1,284	69,758

(6) RELATED PARTY TRANSACTIONS:

Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making the financial and operating decisions. For the purpose of these financial statements shareholders are referred to as related parties. Related parties also included individuals that are principle owners, management and members of the Company’s Board of Directors and their families. In the course of conducting its business, the Company conducted various business transactions with related parties on commercial terms.

TOUCH IT EDUCATION TECHNOLOGIES DIS TICARET KOLLEKTIF SIRKETI
ANDREW STUART BRABIN VE ORTAGI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED 31 DECEMBER 2009, 2008 AND 2007
(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

(6) RELATED PARTY TRANSACTIONS (cont’d): Related parties and shareholders balances and transactions have been presented as follows:

	31.12.2009	31.12.2008	31.12.2007
a) Due from related parties
Emko Yazi Tahtalari ve Egitim Gerecleri A.S.	105,066	235,125	60,726
Touch It Technologies Koll. Sir. Ronald George Murphy ve Ortaklari	25,528	98,751	—

Total	130,594	333,876	60,726

b) Due from shareholders	31.12.2009	31.12.2008	31.12.2007
Ali Riza Tanisman	—	12,258	—

Total	—	12,258	—

c) Due to related parties	31.12.2009	12,258	31.12.2007
Emko Yazi Tahtalari ve Egitim Gerecleri A.S.	19,924	—	—

Total	19,924	—	—

b) Due to shareholders	31.12.2009	31.12.2008	31.12.2007
Recep Tanisman	__	13,969	24,200
Ali Riza Tanisman	28,816	—	__

Total	28,816	13,969	24,200

d) Major purchases from related parties	31.12.2009	31.12.2008	31.12.2007

Emko Yazi Tahtalari ve Egitim Gerecleri A.S.	15,734	—	27,955
Touch It Technologies Koll. Sir. Ronald George Murphy ve Ortaklari	179,035	—	—

Total	194,769	—	27,955

e) Major sales to related parties	31.12.2009	31.12.2008	31.12.2007
Emko Yazi Tahtalari ve Egitim Gerecleri A.S.	280,000	639,455	74,939
Touch It Technologies Koll. Sir. Ronald George Murphy ve Ortaklari	156,524	84,045	—

Total	436,524	723,500	74,939

TOUCH IT EDUCATION TECHNOLOGIES DIS TICARET KOLLEKTIF SIRKETI
ANDREW STUART BRABIN VE ORTAGI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED 31 DECEMBER 2009, 2008 AND 2007
(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

(7) INVENTORIES:

For the years ended at 31 December 2009, 31 December 2008 and 2007 inventories comprised as follows;

	31.12.2009	31.12.2008	31.12.2007

Trade goods	48,111	70,230	218,400
Advances given for purchases	45,324	—	2,062

Total	93,435	70,230	220,462

As of 31 December 2009 and 31 December 2008 inventories were insured for USD 100,000.

(8) OTHER CURRENT ASSETS:

For the period ended at 31 December 2009, 31 December 2008 and 2007 other receivables and assets comprised as follows;

	31.12.2009	31.12.2008	31.12.2007

Deposits and guarantees given	—	229	401
S/T prepaid expenses	382	474	—

Total	382	703	401

(9) NON-CURRENT ASSETS:

For the years ended at 31 December 2009, 31 December 2008 and 2007 non-current assets comprised as follows;

	31.12.2009	31.12.2008	31.12.2007

License right	35,500	35,500	35,500
Depletion allowance	(20,524)	(12,032)	(3,539)

Total	14,976	23,468	31,961

Rights represent the operating license obtained from Under secretariat of The Prime Ministry for Foreign Trade.

TOUCH IT EDUCATION TECHNOLOGIES DIS TICARET KOLLEKTIF SIRKETI
ANDREW STUART BRABIN VE ORTAGI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED 31 DECEMBER 2009, 2008 AND 2007
(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

(10) TRADE PAYABLES:

For the years ended at 31 December 2009, 31 December 2008 and 2007 trade payables comprised as follows;

	31.12.2009	31.12.2008	31.12.2007

Trade payables	1,606	333,322	285,609

Total	1,606	333,322	285,609

(11) OTHER CURRENT LIABILITIES:

For the years ended at 31 December 2009, 31 December 2008 and 2007 other current liabilities comprised as follows:

	31.12.2009	31.12.2008	31.12.2007

Social security withholdings payable	929	867	644
Advances received	48,174	18,760	—

Total	49,103	19,627	644

(12) RESERVE FOR EMPLOYMENT TERMINATION BENEFITS:

The principal assumption is that the maximum liability for each year of service will increase parallel with inflation. Thus, the discount rate applied represents the expected real rate after adjusting for the anticipated effects of future inflation. Consequently, in the accompanying financial statements as at 31 December 2009, the provision has been calculated by estimating the present value of the future probable obligation of the Company arising from the retirement of the employees. The anticipated rate of forfeitures is considered. As the maximum liability is revised semi annually, the maximum amount of TRY 2,365.16 effective from 1 July 2009 has been taken into consideration in calculation of provision from employment termination benefits (2008: TRY 2,173; 2007: TRY 2,030).

TOUCH IT EDUCATION TECHNOLOGIES DIS TICARET KOLLEKTIF SIRKETI
ANDREW STUART BRABIN VE ORTAGT
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED 31 DECEMBER 2009, 2008 AND 2007
(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

(12) RESERVE FOR EMPLOYMENT TERMINATION BENEFITS (cont’d):

Movement of employment termination benefits as follows;

Balance at 31.12.2007	—

Charge for the year	314

Utilized/Paid	—

Balance at 31.12.2008	314

Charge for the year	727

Utilized/Paid	—

Balance at 31.12.2009	1,041

(13) SHARE CAPITAL: .

The issued share capital of the Company is respectively for the years ended at 31 December 2009, 31 December 2008 and 2007 comprised as follows;

	31.12.2009 Shareholding Amount	%	31.12.2008 Shareholding Amount	%	31.12.2007 Shareholding Amount	%
Andrew Stuart Brabin*	26,675	75%	26,675	75%	26,675	75%
Ali Rrza Tanisman	8,875	25%	8,875	25%	8,875	25%

Total	35,500	100.0%	35,500	100.0%	35,500	100.0%

*Recep Tanisman has transferred all shares amounting to 26,675 (TRY 35,100) to Andrew Stuart Brabin who agrees to enter into externally as a partner of the company as of 17 November 2009.

TOUCH IT EDUCATION TECHNOLOGIES DIS TICARET KOLLEKTIF SIRKETI
ANDREW STUART BRABIN VE ORTAGI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED 31 DECEMBER 2009, 2008 AND 2007
(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

(14) SALES, net:

The composition of sales, net amount by principal operation for the years ended at 31 December 2009, 31 December 2008 and 2007 can be summarized as follows:

	01.01.-	01.01.-	inception-
	31.12.2009	31.12.2008	31.12.2007

EBEAM whiteboard and devices	201,187	1,521,240	611,521
Electronic set	383,466	—	—
Triumph board	173,606	—	—
Others	19,459	132,524	1,813

Returns (-)	(705)	—	—

Total	777,013	1,653,764	613,334

(15) COST OF SALES (-):

The composition of cost of sales (-) by principal operations for the years ended at 31 December 2009, 31 December 2008 and 2007 can be summarized as follows;

	01.01.-	01.01.-	inception-
	31.12.2009	31.12.2008	31.12.2007

Cost of sales (Trade Goods)	649,708	1,450,440	532,948

Total	649,708	1,450,440	532,948

(16) MARKETING AND SELLING EXPENSES (-):

The composition of marketing and selling expenses (-) by principal operations for the years ended at 31 December 2009,31 December 2008 and 2007 can be summarized as follows:

	01.01.-31.12.2009	01.01.-31.12.2008	inception-31.12.2007

Export expenses	12,657	9,954	3,060
Consultancy expenses	10,834	68,839	23,241
Travel expenses	—	3,937	—
Other expenses	1,071	5,129	122

Total	24,562	87,859	26,423

TOUCH IT EDUCATION TECHNOLOGIES DIS TICARET KOLLEKTIF SIRKETI
ANDREW STUART BRABIN VE ORTAGI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED 31 DECEMBER 2009, 2008 AND 2007
(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

(17) GENERAL AND ADMINISTRATIVE EXPENSES (-):

The composition of general and administrative expenses (-) by principal operations for the years ended at 31 December 2009, 31 December 2008 and 2007 can be summarized as follows:

	01.01.-31.12.2009	01.01.-31.12.2008	inception-31.12.2007

Salaries	29,378	38,670	5,246
Consultancy expenses	2,291	2,760	454
Notery expenses	478	742	701
Insurance expenses	750	237	—
Rental expenses	12,930	12,867	2,930
Retirement pay liability	727	314	—
Depletion allowance	8,493	8,493	3,539
Other expenses	643	1,406	2,857

Total	55,690	65,489	15,727

(18) OTHER INCOME AND (EXPENSES), net:

The composition of other income and (expenses), net for the years ended at 31 December 2009, 31 December 2008 and 2007 can be summarized as follows:

	01.01.-31.12.2009	01.01.-31.12.2008	inception-31.12.2007

Other income	1,023	798	—
Consultancy income	16,735	—	—
Other expense	(5,681)	(278)	(3,012)

Total	12,077	520	(3,012)

TOUCH IT EDUCATION TECHNOLOGIES DIS TICARET KOLLEKTIF SIRKETI
ANDREW STUART BRABIN VE ORTAGI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED 31 DECEMBER 2009, 2008 AND 2007
(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

(19) FINANCIAL INCOME AND EXPENSES, net:

The composition of financial income / (expenses), net for the years ended at 31 December 2009, 31 December 2008 and 2007 can be summarized as follows:

	01.01.-31,12.2009	01.01.-31.12.2008	inception-31.12.2007

Bank expenses	2,172	2,127	354

Total	2,172	2,127	354

TOUCH IT EDUCATION TECHNOLOGIES DIS TICARET KOLLEKTIF SIRKETI
ANDREW STUART BRABIN VE ORTAGI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED 31 DECEMBER 2009, 2008 AND 2007
(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

(20) FOREIGN CURRENCY POSITION, net:

Foreign currency position, net for the years ended at 31 December 2009, 31 December 2008 and 2007 can be summarized as follows:

		31.12.2009		31.12.2008		31.12.2007
	F/C Type	TRY	Foreign Currency	TRY	Foreign Currency	TRY	Foreign Currency

Cash	USD	—	—	12,325	8,150	727	625

Banks	USD	3,248	2,157	8,856	5,856	5,992	5,144

Due from related parties	USD	186,636	123,953	482,021	318,734	70,728	60,726

Trade receivables	USD	5,786	3,843	1,080	714	80,385	69,018

Deposits given	USD	—	—	—	—	466	400

Advances given	USD	68,244	45,324	—	—	—	—
(Inventories)
Trade payables	USD	—	—	502,397	332,207	331,132	284,306

Advances received	USD	72,534	48,173	28,371	18,760	—	—
(Other current liabilities)
Total F/C Assets	USD	263,914	175,277	504,282	333,454	158,298	135,913

Total F/C Liabilities	USD	72,534	48,173	530,767	350,967	331,132	284,306

Net F/C Assets and Liabilities	USD	191,380	127,104	(26,485)	(17,513)	(172,834)	(148,393)

TOUCH IT EDUCATION TECHNOLOGIES DIS TICARET KOLLEKTIF SIRKETI
ANDREW STUART BRABIN VE ORTAGI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED 31 DECEMBER 2009, 2008 AND 2007
(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

(21) FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES:

Capital risk management

The Company manages its capital to ensure that it will be able to continue as a going concern while maximizing the return to stakeholders through the optimization of the debt and equity balance.

The capital structure of the Company consists of debt, which includes the borrowings, cash and cash equivalents and equity, comprising issued capital, reserves and retained earnings.

31 December 2009	Financial assets at amortized cost	Loans and receivables	Financial liabilities at amortized cost	Carrying value	Fair value	Note

Financial assets

Cash and cash equivalents	—	2,204	—	2,204	2,204	4

Trade receivables (including related parties)		136,002	—	136,002	136,002	5-6

Financial liabilities

Trade payables (including related parties)	—	21,530	—	21,530	21,530	6-10

31 December 2008	Financial assets at amortized cost	Loans and receivables	Financial liabilities at amortized cost	Carrying value	Fair value	Note

Financial assets

Cash and cash equivalents	—	14,656	—	14,656	14,656	4

Trade receivables (including related parties)	—	335,160	—	335,160	335,160	5-6

Financial liabilities

Trade payables	—	333,322	—	333,322	333,322	6-10

TOUCH IT EDUCATION TECHNOLOGIES DIS TICARET KOLLEKTIF SIRKETI
ANDREW STUART BRABIN VE ORTAGI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED 31 DECEMBER 2009, 2008 AND 2007
(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

31 December 2007	Financial assets at amortized cost	Loans and receivables	Financial liabilities at amortized cost	Carrying value	Fair value	Note

Financial assets
Cash and cash equivalents	—	7,613	—	7,613	7,613	4

Trade receivables (including related parties)	—	130,484	—	130,484	130,484	5-6

Financial liabilities

Trade payables	—	285,609	—	285,609	285,609	6-10

Financial risk factors

The Company’s activities expose it to variety of financial risks; market risk, credit risk and liquidity risk. The Company’s overall risk management program focuses on the unpredictability of financial markets seeks to minimize potential adverse effects on the Company’s financial performance.

Market risk

The Company’s activities expose it primarily to the financial risks of changes in foreign currency exchange rates.

Foreign currency risk management

The Company undertakes certain transactions denominated in foreign currencies. Hence, exposures to exchange rate fluctuations arise.

The carrying amount of the Company’s foreign currency denominated monetary assets and liabilities at the reporting dates is disclosed in note 20.

TOUCH IT EDUCATION TECHNOLOGIES DIS TICARET KOLLEKTIF SIRKETI
ANDREW STUART BRABIN VE ORTAGI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED 31 DECEMBER 2009, 2008 AND 2007
(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

Credit risk management

Credit risk refers to the risk that counterparty will default on its contractual obligations resulting in financial loss to the Company. The Company has adopted a policy of only dealing with creditworthy counterpaities. The Company’s exposure and the credit ratings of its counterparties are continuously monitored and the aggregate value of transactions concluded is spread amongst approved counterparties.

Liquidity risk management

Liquidity risk arises from the fact that the Company may not receive funds from its counterparties at the expected time. This risk is managed by maintaining a balance between continuity of funding and flexibility through the use of overdrafts and trade receivables.

The following tables details the Company’s remaining contractual maturity for its non derivative financial liabilities. The tables have drawn up based on the undiscounted cash flows of financial liabilities based on the earliest date on which the Company can be required to pay.

Liquidity risk management

	Current	Noncurrent	Total

31 December 2009

Trade payables (including related parties)	21,530	—	21,530

31 December 2008

Trade payables	333,322	—	333,322

31 December 2007

Trade payables	285,609	—	285,609